Exhibit 99.10

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment No. 2”) dated as of April 9, 2008 among LEGG MASON, INC. (the “Borrower”), the Lenders executing this Amendment No. 2 on the signature pages hereto and Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to a Term Loan Agreement dated as of October 14, 2005 (as amended by Amendment No. 1 thereto and as otherwise amended and supplemented and in effect immediately prior to the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for term loans to the Borrower.

NOW THEREFORE, the parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Certain Defined Terms.  Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Permitted 12b-1 Recourse Financing Transaction”, “Permitted 12b-1 Transactions”, “Permitted 12b-1 True Sale Transaction”, “12b-1 Fees” and “12b-1 Purchaser”, (ii) amending the following definitions to read in their entirety as follows (to the extent already included in said Section 1.01) and (iii) adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

“AB Exposure” means purchases, Guarantees, letters of credit, capital support or contribution agreements, total return swaps or any other support in respect of asset-backed commercial paper or medium term notes held (as of December 1, 2007 and as may be converted, replaced, exchanged or restructured in whatever form) by money market or other liquidity funds managed by the Borrower or any of its Consolidated Subsidiaries.

“Consolidated EBITDA” means, for any period, for the Borrower and its Consolidated Subsidiaries on a Consolidated basis, Consolidated net income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated net income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount with respect to Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated net income for such period, losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges and (g) any cash charges related to AB Exposure not exceeding an amount equal to (i) $750,000,000 minus (ii) the aggregate amount of all cash charges related to AB Exposure for the Borrower and its Consolidated Subsidiaries on a Consolidated basis (to the extent reflected as a charge in the related statement of Consolidated net income for the Borrower and its Consolidated Subsidiaries) in prior periods, and minus, to the extent included in the statement of such Consolidated net income for such period, the sum of (a) any extraordinary income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated net income for such period, gains on the sales of assets outside of the ordinary course of business), (b) any cash gains related to AB Exposure and (c) any other non-cash income, all as determined without duplication on a Consolidated basis in accordance with GAAP, in each case exclusive of the cumulative effect of foreign currency gains or losses.  For the purposes of calculating Consolidated EBITDA for any period in connection with any determination of the Leverage Ratio, if during such period the Borrower or any Subsidiary shall have made an acquisition or incurred or assumed any Indebtedness (without duplication of any Indebtedness incurred to refinance such assumed Indebtedness), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred and such Indebtedness had been incurred or assumed or refinanced on the first day of such period.

“Interest Expense” means, for any period, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of all cash interest payable in respect of Indebtedness (other than Non-Recourse Indebtedness) of the kinds referred to in clauses (a), (b) and (h) of the definition of Indebtedness herein (and of the kind referred to in clause (g) of such definition to the extent it relates to Indebtedness of the kinds referred to in clauses (a), (b) and (h) of the definition thereof).

“Leverage Ratio” means, at any time, the ratio of (a) the aggregate outstanding principal amount of all Indebtedness (other than Non-Recourse Indebtedness) of the kinds referred to in clauses (a), (b) and (h) of the definition of “Indebtedness” herein (and of the kind referred to in clause (g) of such definition to the extent it relates to Indebtedness of the kinds referred to in clauses (a), (b) and (h) of the definition thereof) of the Borrower and its Subsidiaries at such time to (b) Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Borrower.

“Non-Recourse Indebtedness” means Indebtedness of a Permitted Purchaser pursuant to a Permitted True Sale Transaction.

“Permitted Purchaser” means a Subsidiary or a financial institution or trust that purchases 12b-1 or Other Fees in connection with a Permitted True Sale Transaction.

“Permitted Recourse Financing Transaction” means a pledge by the Borrower or a Subsidiary of 12b-1 or Other Fees to a third party in order to secure Indebtedness extended by such third party to the Borrower or such Subsidiary, provided that the aggregate principal amount of such Indebtedness does not exceed $250,000,000.

“Permitted Transactions” means a Permitted True Sale Transaction or a Permitted Recourse Financing Transaction.

“Permitted True Sale Transaction” means a sale by the Borrower or a Subsidiary of 12b-1 or Other Fees to a Permitted Purchaser in a true sale transaction without recourse based upon the collectability of the 12b-1 or Other Fees sold and the sale or pledge of such 12b-1 or Other Fees (or an interest therein) by such Permitted Purchaser, in each case without any Guarantee by, or other recourse to or credit support by, the

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Borrower or any Subsidiary or recourse to any assets of the Borrower or any Subsidiary other than customary recourse in similar transactions, provided that the aggregate principal amount of Indebtedness of such Permitted Purchaser pursuant to such true sale transaction shall not exceed $250,000,000.

“Significant Subsidiary” means, at any time, a Subsidiary that as of such time meets the definition of a “significant subsidiary” contained in Regulation S-X of the Securities and Exchange Commission as in effect on the date hereof, provided that, solely for purposes of Section 5.02(a), the definition of “Significant Subsidiary” shall not include any Significant Subsidiary solely engaged in posting collateral in connection with AB Exposure and other activities directly incidental thereto (including maintaining its corporate existence).

“12b-1 or Other Fees” means charges and fees, permitted by Rule 12b-1 of the Investment Company Act of 1940, payable by an investor in a fund offered by the Borrower or any Subsidiary, and other similar charges and fees.

Section 2.03.  Negative Covenants.  Section 5.02(a)(iv) of the Credit Agreement is hereby amended by replacing the term “Permitted 12b-1 Transactions” contained therein with the term “Permitted Transactions”.

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement (except (x) Section 4.01(k) thereof, (y) to the extent relating to the class action litigations described in the Form 10-K of the Borrower for the fiscal year ended March 31, 2007, Section 4.01(f)(i) thereof, and (z) to the extent relating to the Transaction Agreement and the transactions contemplated thereby, Section 4.01(f)(ii) thereof, and provided that for purposes of this Section 3, the date referred to in the last sentence of Section 4.01(e) thereof shall be deemed to be March 31, 2007 instead of March 31, 2005), and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 2  and (b) no Default or Event of Default has occurred and is continuing.

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

4.01.        Execution.  The Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower and the Lenders party to the Credit Agreement constituting the Majority Lenders.

4.02.        Amendment Fee.  The Administrative Agent shall have received for the account of each Lender that, not later than 6:00 p.m. New York City time on April 9, 2008 (the “Final Consent Time”), shall have executed a counterpart of this Amendment No. 2 and delivered the same to the Administrative Agent, an amendment fee in such amount as shall have been previously disclosed to the Lenders by the Borrower.

4.03         Fee and Expenses.  The Borrower shall have paid in full the costs, expenses and fees as set forth in Section 8.04(a) of the Credit Agreement.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain

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unchanged and in full force and effect.  This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

LEGG MASON, INC.

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Senior Vice President, Chief Financial Officer
and Treasurer

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Matthew Nicholls
Name:	Matthew Nicholls
Title:	Managing Director

LENDERS

CITIBANK, N.A.

By:	/s/ Matthew Nicholls
Name:	Matthew Nicholls
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

THE BANK OF NEW YORK

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kathleen Bowers
Name:	Kathleen Bowers
Title:	Director

By:	/s/ Valeri Shapiro
Name:	Valerie Shapiro
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sergey Sherman
Name:	Sergey Sherman
Title:	Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ James H. Reichert
Name:	James H. Reichert
Title:	Vice President

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ Cindy Chen
Name:	Cindy Chen
Title:	Senior Vice President

MANUFACTURERS & TRADERS TRUST CO.

By:	/s/ Lynn S. Manthy
Name:	Lynn S. Manthy
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Kirk Seagers
Name:	Kirk Seagers
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ David Bendel
Name:	David Bendel
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jay Lipman
Name:	Jay Lipman
Title:	Vice President